Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Quest Resource Corporation (“QRCP”) on Form 10-Q/A for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Lawler, Chief Executive Officer and President , certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of QRCP.

/s/ David C. Lawler
David C. Lawler
Chief Executive Officer and President

February 1, 2010